Exhibit 10.26

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (“Agreement”) is dated as of the 30th day of September 2007, among Computer Contact Service, Inc., a California corporation (“CCS”), EDLA Staffing Services, LLC, a California limited liability company (“Assignor”), Great American Family Parks, Inc., a Nevada corporation (“Great American”), and Park Staffing Services, LLC, a California limited liability company that is a wholly-owned subsidiary of Great American (“Park Staffing”; collectively with Great American, the “Assignee”).

WHEREAS, Assignee is an owner and operator of amusement parks, providing, among other things, entertainment and food services;

WHEREAS, Assignor has entered into an Asset Purchase Agreement dated March 30, 2007 with CCS (the “Asset Purchase Agreement”), for the acquisition of certain assets and liabilities related to CCS’s staffing and employment services business;

WHEREAS, the Assignor desires to assign to Assignee all rights, title, interests and obligations in respect of the Asset Purchase Agreement and Assignee wishes to acquire such rights, title, interests and obligations;

WHEREAS, in consideration of and such assignment the Assignee shall agree to pay to Assignor, or its designees, the balance of payments already made pursuant to Section 2.21 of Article II of the Asset Purchase Agreement, or Two Hundred Thousand Dollars ($200,000), in accordance with the terms and conditions of a promissory note, in the form attached hereto as Exhibit “A”;

WHEREAS, following such assignment the Assignee wishes to complete the acquisition of CCS pursuant to Amendment No. 1 of the Asset Purchase Agreement, in the form attached hereto as Exhibit “B”;

WHEREAS, the Asset Purchase Agreement requires the consent of CCS in connection with any proposed assignment by Assignor of any of its rights, title, interests and obligations, and CCS is willing to consent to such proposed assignment on the terms and conditions stated herein;

NOW THEREFORE, in consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.  Assignor hereby assigns and transfers to Assignee all rights, title, interest and benefits in, and obligations under the Asset Purchase Agreement.  Assignee hereby accepts such assignment and delegation and assumes such rights, title, interest, benefits and obligations including, but not limited to, the obligation to make payments pursuant to Section 2.2 of Article II of the Asset Purchase Agreement.

2.

Acquisition.  Such assignment is made on the condition that Assignee shall acquire assets and liabilities set forth in the Asset Purchase Agreement upon amendment of said Asset Purchase Agreement.

3.

Consent.  CCS hereby consents to the assignment by Assignor to Assignee described herein, in accordance with Section 11.7 of Article XI of the Asset Purchase Agreement.

4.

Effectiveness of Agreement.  This Agreement shall become effective as of the 30th day of September 2007 upon the execution and delivery of this Agreement by the parties hereto.

5.

Miscellaneous.

(a)

Successors and Assigns.  This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

(b)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

(c)

Notices.  Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following:  (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices for delivery outside the United States will be sent by express courier.  All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement or at such other address as such other party may designate by one of the indicated means of notice herein to the other party hereto.

(d)

Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(e)

Titles and Headings.  The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

(f)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

(g)

Severability.  If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto.  If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.  Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

(h)

Facsimile Signatures.  This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.  The original signature copy shall be delivered to the other party by express overnight delivery.  The failure to deliver the original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

(i)

Amendment and Waivers.  This Agreement may be amended only by a written agreement executed by each of the parties hereto.  No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought.  Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.  No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons effective on the 30th day of September 2007.

EDLA STAFFING SERVICES, LLC

By:

/s/ Larry Eastland

Name:

Larry Eastland

Title:

Manager

GREAT AMERICAN FAMILY PARKS, INC.

By:

/s/ Larry Eastland

Name:

Larry Eastland

Title:

Chairman & CEO

PARK STAFFING SERVICES, LLC

By:

/s/ Larry Eastland

Name:

Larry Eastland

Title:

Managing Member

COMPUTER CONTACT SERVICE, INC.

By:

/s/ Stanley Harper

Name:

Stanley Harper

Title:

President

EXHIBIT A

Promissory Note